EXHIBIT 10.44

         I

SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF NEW YORK
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GLENVILLE PROPERTIES INCORPORATED,
                                                   Index No. 127087/94
                                 Plaintiff,

              -against-

RMS TITANIC, INC., ARNIE GELLER, ALLAN H. CARLIN and WILLIAM S.
GASPARRINI,

                                  Defendants
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RMS TITANIC, INC.,

                 Third Party Plaintiff,

          -against-

LONE STAR CASINO CORPORATION, PAUL J.
MONTLE, PAUL V. CULOTTA and ROGER W. COPE,

                 Third Partly Defendants
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                               STIPULATION


         IT IS HEREBY STIPULATED by and between the parties hereto and their respective attorneys as follows:


         1. This action and third-party action, and all causes of action, counterclaims and third-party claims asserted therein, will be dismissed as to all parties with prejudice and without costs or disbursements to any party thereto.

2. RMS Titanic, Inc. ("RMST") shall pay to LS Capital Corporation, formerly known as Lone Star Casino Corporation ("LS") the sum of $154,272 in twelve (12) equal monthly installments of $12,855.97 each commencing on September 15, 1996, subject, however, to acceleration if RMST's Gross Revenues, as defined below (the "Gross Revenues"), as reported on its Quarterly Report on Form 10-Q or its Annual Report on From 10-K, as filed with the US Securities and Exchange Commission (the "SEC"), amounts to the following: (a) in the event RMST reports Gross Revenues of' $750,000, the, sum of $50,000 will be advanced against the first $50,000 due under the payout; (b) in the event that RMST reports Gross Revenues of $1,250.000, an additional sum of $50,000 pursuant (over and above the $50,000 advanced pursuant to subdivision (a) above) will be advanced against the next $50,000 due under the payout; and (C) in the event RMST reports Gross Revenues of $1,750,000 or more, the sum of $54,272 (over and above the payments advanced pursuant to subdivisions (a) and (b) above) will be advanced against the balance due under the payout. The foregoing advances, if any, are to be paid within fifteen (15) days of RMST's Filing of reports on Form 10-Q and Form 10-K, as may be applicable. If any such advance payment is made late as a result of RMST' failure to timely file a report, daily interest at the. annual rate of eight (8%) percent shall be added to the advance payment due for each day payment is late. For purposes of the foregoing, the term "Gross Revenues" shall mean Gross Revenues reflected on RMST's Statement of Operations included within its Form 10-Q and Form 10-K filings with the SEC, less the sum of Eight Hundred Twenty Thousand Dollars ($820,000), commencing with the Form 10-Q filing for the quarter ended August 3 1, 1996. Each of the foregoing payments shall be made payable to "Storch & Brenner, In Trust for LS Capital Corporation," and shall be made by wire transfer, certified check or cashier's check.

3. Within fifteen (15) days from the date hereof, RMST shall authorize the issuance of Fifteen Thousand (15,000) shares of' its unregistered Common Stock to Allan H. Carlin, Esq., as escrow agent (the "Escrow Agent"), with such shares (the"Escrow Shares") to be held by the Escrow Agent subject to the terms and conditions of the Escrow Agreement annexed hereto. In the event that RMST's Gross Revenues are less than $750,000 for its quarter ending October 31, 1996, Five Thousand (5,000) of the Escrow Shares shall be transferred by the Escrow Agent to Lone Star's counsel, Storch & Brenner, in trust, registered to "LS Capital Corporation," within fifteen (15) days of the filing of the Form 10-Q for such quarter ending October 31 , 1996. In the event that RMST's Gross Revenues are less than $1,250,000 for its six months ending February 28, 1997, Five Thousand (5,000) of the Escrow Shares shall be transferred by the Escrow Agent to Lone Star's counsel, Storch & Brenner, in trust, registered to "LS Capital Corporation," within fifteen (15) days of the filing of the Form 10-K for its fiscal year ended February 28, 1996. In the event RMST's Gross Revenues are $1,250,000 or more for its six months ending February 29, 1997, FiveThousand (5,000) of Escrow Shares shall be transferred by Escrow Agent to RMST for cancellation by RMST within fifteen (15) days of the filing of RMST's Form 10-K for its fiscal year ended February 28, 1996 . In the event that RMST's Gross Revenues are less than $1,750,000 for its nine months ended May 31 , 1997, Five Thousand (5,000) of the Escrow Shares shall be transferred by the Escrow Agent to Lone Star's counsel, Storch & Brenner, in trust, registered to "LS Capital Corporation," within fifteen (15) days of the filing of RMST's Form 10-Q for its quarter ended May 31, 1997. In the event that RMST's Gross Revenues are $1,750,000 or more for its nine months ended May 31, 1997, Five Thousand (5,000) of the Escrow Shares shall be transferred by the Escrow Agent to RMST for cancellation by RMST within fifteen (15) days of the filing of RMST's Form 10-Q for its quarter ended May 31, 1997. If any such transfer of shares to RMST is made late as a result RMST's failure to timely file a report, the number of shares to be transferred in each instance shall be increased by an amount equal to the number of shares originally to be transferred multiplied by the average of the high bid and low ask of RMST stock, on the transfer originally was to be have been made if RMST's reports had been timely filed, multiplied by eight percent (8%), and further multiplied by a fraction, the numerator of which shall be the number of days the transfer was late and the denominator of which shall be 360.

4. LS and Glenville Properties Incorporated ("Glenville") hereby represent and acknowledge that: (a) a certain promissory note dated May 4, 1993 in the principal amount of $500,000 by RMST in favor of Lone Star is hereby satisfied and is returned to RMST simultaneously herewith the endorsement"Canceled";
(b)the security interest
granted by RMST to Lone Star in 537 coins recovered from the Titanic wreck site (the "Coins") pursuant to a certain Pledge Agreement dated May 4, 1993 is terminated and canceled; (c) Allan H. Carlin, Esq,. as Bailee under a certain Bailment and Agency Agreement dated May 4, 1993, is hereby instructed and authorized to deliver the Coins to RMST without further notice.

5. In consideration of the satisfaction of liabilities previously owed by REST to Travis Partners ("Travis") in the amount of $20,845.29 and Viral Testing Systems Corp.. ("VS") in the amount of $19,194.56, RMST shall immediately issue Forty Thousand (40,000) shares of its unregistered Common Stock to Lone Star and deliver such shares to Lone Star's counsel, Scorch & Brunner, in trust. L.S. hereby represents that it has paid the foregoing amounts to Travis and V.S., and Travis hereby represents that it has received payment from L.S. for the foregoing obligation owed by RMST.

6. L-S's sale, transfer or other disposition of the Escrow Shares and the 40,000 unregistered shares to be issued pursuant to paragraph 5 hereof (collectively the "Shares") shall be subject to the resale provisions, limitations and other requirements under Regulation S or Rule 144 promulgated by the SEC under the Securities Act of 1933, as amended, (the "Act"), including, but not limited to, any applicable holding period, volume and other limitations, and the requirement for the filing of Form 144, it applicable. L.S. will provide to RMST one or more opinions of Messrs. Scorch & Brenner, or such other counsel as RMST, in its sole and absolute discretion, deems acceptable, as to the free tradeability the Shares transferred by L.S. without registration and specifying the specific exemption from registration relied upon. All such opinions shall be reasonably satisfactory in form and substance. to RMST.

7. L.S. represents and warrants that it is acquiring the Shares to issued and transferred to it pursuant to this Stipulations (the"Settlement Shares") for investment and with not a view to the distribution thereof. L.S. will not engage in any hedging transactions in the United States with respect in any of the Settlement Shares, such as short selling "against the box" before such Settlement Shares become freely transferrable as aforesaid. L.S. will obtain from any foreign person to whom it transfers any Settlement Shares substantially the same representations, warranties and agreements as those made by L.S. with respect to such Settlement Shares pursuant to this Stipulation, and such other representations, warranties and agreements as may be required under the Act so as to permit the transfer of any such Settlement Shares to such foreign person. L.S. further acknowledges that a legend shall be endorsed on the certificates evidencing the Settlement Shares to the effect that the sale, assignment or other transfer or disposition thereof is prohibited except in accordance with the provisions of Regulation S or Rule 144 or other available exemption from registration under the Act.

        8. Glenvil1e, L.S., Travis, Paul J. Montle ("Montle"), Paul V. Culotta ("Culotta") and
Roger W. Cope ("Cope") shall each execute and deliver to Allan H. Carlin, Esq., counsel for REST, general releases in duplicate in the form and annexed to this Stipulation as Exhibit A in favor of each of REST, Arnie Geller, William S. Gasparrini and Allan H. Carlin. REST, Arnie Geller, William S. Gasparrini and Allan H. Carlin shall execute and deliver to Scorch & Brunner, counsel for L.S., general releases in duplicate in the form annexed to this Stipulation in favor of each of Glenville, L.S., Travis, Montle, Culotta and Cope.

         9. Each party to this Stipulations represents and warrants to the others that: (a)This Stipulation has been duly executed and delivered by him or it and constitutes his or its legal, valid and binding obligations,  enforceable in accordance with its terms;
(b) No consents or approval of, or notices to or filings with, any person are required in connection with party's execution, delivery and performance of this Stipulation; (C) The parties have each received independent legal advice from attorneys of their choice with respect to the advisability of making the settlement and the releases provided for herein, and with respect to the advisability of entering into this Stipulation; (d) Except as expressly set forth in this Stipulation, the defendants have made no statements, representations or warranties to the plaintiff, third party-defendants or Travis, and the plaintiff, third-party defendants, or Travis have made no statements, representations or warranties to the defendants, regarding any fact relied upon by that party in entering into this Stipulation, and (ii) the plaintiff, third-part-defendants, and Travis specifically do not rely upon any statement, representation, warranty or promise of any defendant, and the defendants specifically do not rely upon any statement, representation, warranty or promise of the plaintiff, third-party defendants, and Travis in entering into this Stipulation or in making the settlement and releases provided for herein;
(e) each party has made such investigation of the facts pertaining to this Stipulation, and of all the matters pertaining hereto, as each deems necessary;
(f) Nothing in this Stipulation constitutes an admission of breach of any agreement or violation of the law.

10. This Stipulation contains the entire agreement between the parties thereto, and supersedes and replaces all prior negotiations and proposed agreements, written or oral, regarding the settlement of the controversies herein.

11. This Stipulation shall be construed in accordance with the substantive law of the State of New York.

12. The exclusive forum for resolution of any controversies arising out of or relating to this Stipulation will be the Supreme Court of the State of New York, County of New York, which will retain jurisdiction for the purposes of resolving any such controversies.

13. This Stipulation may be executed in multiple counterparts.

GLENVILLE PROPERTIES, INCORPORATED

By:
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LS CAPITAL CORPORATION

By: s/s Paul J. Montle
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TRAVIS PARTNERS

By:   s/s Paul J. Montle

RMS TITANIC, INC.


By: s/s Allan H. Carlin
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s/s Paul J. Montle
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s/s Paul V. Culotta
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s/s  Roger W. Cope
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s/s Arnie Geller
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s/s William S. Gasparrini
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s/s Allan H. Carlin
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Storch & Brenner
Attorneys for Plaintiff and Third-Party Defendants

By: s/s Richard S. Kraut
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s/s  Allan H. Carlin
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Allan H. Carlin
Altorney for Defendants and Third-Party Plaintiff